SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Windstream Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 07, 2014.

WINDSTREAM HOLDINGS, INC. WINDSTREAM HOLDINGS INC. 4001 N. RODNEY PARHAM ROAD LITTLE ROCK, AR 72212
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 13, 2014
Date: May 07, 2014 Time: 11:00 AM CDT
Location:	The Capital Hotel
111 West Markham Street
Little Rock, Arkansas 72201
Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/win.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. 2013 Annual Report, Proxy Statement and Form 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2014 to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:
Before The Meeting:	Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During The Meeting:	Go to www.virtualshareholdermeeting.com/win. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposal:
1.	Election of Directors

Nominees:

	1a.	Carol B. Armitage

	1b.	Samuel E. Beall, III

	1c.	Dennis E. Foster

	1d.	Francis X. Frantz

	1e.	Jeffery R. Gardner

	1f.	Jeffrey T. Hinson

	1g.	Judy K. Jones

	1h.	William A. Montgomery

	1i.	Alan L. Wells

The Board of Directors recommends you vote FOR the following proposals:

2.	To vote on an advisory (non-binding) resolution on executive compensation.

3.	To approve an amendment to the Windstream Equity Incentive Plan to increase the authorized shares by 15,000,000 and to re-approve the Plan's performance goals.

4.	To approve an amendment to the Certificate of Incorporation of Windstream Corporation to eliminate certain voting provisions.

5.	To approve amendments to the Certificate of Incorporation and Bylaws of Windstream Holdings, Inc., to enable stockholders to call special meetings under certain circumstances.

6.	To approve amendments to the Certificate of Incorporation and Bylaws of Windstream Holdings, Inc., to eliminate super-majority provisions.

7.	To ratify the appointment of PricewaterhouseCoopers LLP as Windstream's independent registered public accountant for 2014.

The Board of Directors recommends you vote AGAINST the following proposals:

8.	Stockholder Proposal - Prohibition on Accelerated Vesting of Equity Awards.

9.	Stockholder Proposal - Right to Act by Written Consent.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please bring this notice or proof that you are a stockholder to enter the meeting.